Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

Dated as of May 2, 2012

among

GULFPORT ENERGY CORPORATION,

as Borrower,

THE BANK OF NOVA SCOTIA,

as Administrative Agent

and

L/C Issuer and Lead Arranger,

and

AMEGY BANK NATIONAL ASSOCIATION,

as Syndication Agent

and

KEYBANK NATIONAL ASSOCIATION,

as Documentation Agent

and

The Other Lenders Party Hereto

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the “Fourth Amendment to Credit Agreement,” or this “Amendment”) is entered into effective as of May 2, 2012, among GULFPORT ENERGY CORPORATION, a Delaware corporation (“Borrower”), THE BANK OF NOVA SCOTIA, as Administrative Agent and L/C Issuer (the “Administrative Agent”) and L/C Issuer (the “L/C Issuer”), the financial institutions defined below as the Existing Lenders, and the financial institutions defined below as the New Lenders.

R E C I T A L S

A. Borrower, the financial institutions signing as Lenders thereto and Administrative Agent are parties to a Credit Agreement dated as of September 30, 2010, as amended by a First Amendment to Credit Agreement among Borrower, the financial institutions signing as Lenders thereto and Administrative Agent dated as of May 3, 2011, a Second Amendment to Credit Agreement among Borrower, the financial institutions signing as Lenders thereto and Administrative Agent dated as of 10:00 A.M. October 31, 2011, and a Third Amendment to Credit Agreement among Borrower, the financial institutions signing as Lenders thereto and Administrative Agent dated as of 12:00 P.M. October 31, 2011 (collectively, the “Original Credit Agreement”).

B. In February 2012, Texas Capital Bank, N.A. became a Lender under the Original Credit Agreement.

C. Borrower has requested that the New Lenders (refer to Section 1 below for terms not defined in the body of this Agreement), together with the Existing Lenders become a lender party to the Original Credit Agreement as set forth herein and that the Existing Lenders sell and assign to the New Lenders, and the New Lenders purchase and assume from the Existing Lenders, a portion of the Existing Lenders’ Commitment and a proportionate share of the Existing Lenders’ respective outstanding Loans and participations in Letters of Credit, such that, after giving effect to such sale and assignment and purchase and assumption, each of the Existing Lenders and the New Lenders shall have Commitments, outstanding Loans and participations in Letters of Credit proportionate (relative to all of the outstanding Loans and participations in Letters of Credit) to their respective Commitments set forth on Schedule 2.01 attached hereto.

D. Immediately prior to the Effective Date, Société Générale assigned its interests in the Original Credit Agreement to Amegy Bank National Association, KeyBank National Association and Texas Capital Bank, N.A., and Société Générale has ceased to be a Lender under the Original Credit Agreement.

E. Borrower has requested certain amendments to the Original Credit Agreement including an increase of the Borrowing Base, the addition of the new Lenders and the reallocation of the commitments of the Lenders. Accordingly, the parties desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms. All terms used herein that are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Oil and Gas Mortgages, Affidavit of Payment of Trade Bills, Property

FOURTH AMENDMENT TO CREDIT AGREEMENT – Page 1

Certificate, Reconciliation Schedule and Title Indemnity Agreement to the “Credit Agreement” and in the Credit Agreement and the other Loan Documents to the “Agreement” shall mean the Original Credit Agreement, as amended by this Amendment, as the same may hereafter be amended from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended by the Modification Papers, as the same may hereafter be amended from time to time. In addition, the following terms have the meanings set forth below:

“Amegy Replacement Note”: See Section 6(a).

“Authorization Certificate”: See Section 2G.

“Credit Agreement” means the Original Credit Agreement, as amended by this Amendment.

“Credit Suisse Note”: See Section 6(e).

“Deutsche Bank Trust Company Americas Note”: See Section 6(f).

“Effective Date” means noon CDT on May 2, 2012.

“Existing Lenders” means Amegy Bank National Association, The Bank of Nova Scotia, KeyBank National Association, and Texas Capital Bank, N.A.

“Guarantor Confirmation Letter”: See Section 2D.

“Iberiabank Note”: See Section 6(g).

“KeyBank Replacement Note”: See Section 6(c).

“Modification Papers” means this Amendment, the Amegy Replacement Note, the Scotia Replacement Note, the KeyBank Replacement Note, the Texas Capital Replacement Note, the Credit Suisse Note, the Deutsche Bank Trust Company Americas Note, the Iberiabank Note, the Guarantor Confirmation Letter, the Subsidiary Security Agreement Confirmation Letter, the Pledge Agreement Confirmation Letter, the Authorization Certificate, and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.

“New Lenders” means Credit Suisse, Deutsche Bank Trust Company Americas and Iberiabank.

“Pledge Agreement Confirmation Letter”: See Section 2F.

“Scotia Replacement Note”: See Section 6(b).

“Subsidiary Security Agreement Confirmation Letter”: See Section 2E.

“Texas Capital Replacement Note”: See Section 6(d).

2. Conditions Precedent. The obligations and agreements of Existing Lenders and New Lenders as set forth in this Amendment are subject to the satisfaction, unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):

FOURTH AMENDMENT TO CREDIT AGREEMENT – Page 2

A. Upfront Fee. Borrower shall have paid to Administrative Agent, for the accounts of the Existing Lenders and New Lenders as provided on Annex A attached hereto, an upfront fee in the aggregate amount of $292,500.

B. Fourth Amendment to Credit Agreement. This Amendment shall be in full force and effect.

C. Notes. Borrower shall have executed and delivered to Administrative Agent the Amegy Replacement Note, the Scotia Replacement Note, the KeyBank Replacement Note and the Texas Capital Bank Replacement Note. In addition, Borrower shall have executed and delivered the Credit Suisse Note, the Deutsche Bank Trust Company Americas Note and the Iberiabank Note.

D. Guarantor Confirmation Letter. Each Guarantor shall have executed a letter in favor of Administrative Agent (the “Guarantor Confirmation Letter”) confirming that its Guaranty remains in full force and effect to guarantee the payment and performance of the Obligations, as amended hereby.

E. Subsidiary Security Agreement Confirmation Letter. Each Subsidiary party to the Subsidiary Security Agreement shall have executed a letter in favor of Administrative Agent (the “Subsidiary Security Agreement Confirmation Letter”) confirming that the Subsidiary Security Agreement continues to secure all of the Obligations, as amended hereby.

F. Pledge Agreement Confirmation Letter. Grizzly Holdings, Inc. shall have executed a letter in favor of Administrative Agent (the “Pledge Agreement Confirmation Letter”) confirming that the Pledge Agreement continues to secure all of the Obligations, as amended hereby.

G. Authorization Certificate. Borrower shall have delivered a certificate (the “Authorization Certificate”) satisfactory in form and substance to Administrative Agent authorizing the execution, delivery and performance of the Modification Papers to which it is a party.

H. Opinion of Counsel. Administrative Agent shall have received a favorable opinion of counsel of Borrower as to such matters concerning the Modification Papers as Administrative Agent may reasonably request.

I. Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.

J. Representations and Warranties. All representations and warranties contained herein or in the other Modification Papers or otherwise made in writing in connection herewith or therewith shall be true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality shall be true and correct without regard to such materiality standard) with the same force and effect as though such representations and warranties have been made on and as of the Effective Date, or if made as of a specific date, as of such date.

FOURTH AMENDMENT TO CREDIT AGREEMENT – Page 3

3. Amendments to Original Credit Agreement. On the Effective Date, the Original Credit Agreement shall be deemed to be amended as follows:

(a) The definitions of “Applicable Rate” and “Applicable Usage Level” contained in Section 1.01 of the Original Credit Agreement are hereby amended to read in their entirety as follows:

“‘Applicable Rate’ means, from time to time, the following percentages per annum, based upon the Applicable Usage Level:

Applicable Rate
Applicable Usage Level	Commitment fee	Eurodollar Rate Loans and Letters of Credit	Base Rate Loans
Level 1	0.50%	2.00%	1.00%
Level 2	0.50%	2.25%	1.25%
Level 3	0.50%	2.50%	1.50%
Level 4	0.50%	2.75%	1.75%

Any increase or decrease in the Applicable Rate resulting from a change in the Applicable Usage Level shall become effective as of the date of the change in the Applicable Usage Level. The Applicable Rate shall be Level 4 during any period that a Borrowing Base deficiency is being paid back in installments as permitted by Section 4.06.

‘Applicable Usage Level’ means on any date the level set forth below that corresponds to the percentage, as of the close of business on such day, equivalent to Total Outstandings, divided by the Borrowing Base:

Applicable Usage Level
Level	Usage Percent
Level 1	Less than 25%
Level 2	25% or greater but less than 50%
Level 3	50% or greater but less than 75%
Level 4	75% to 100%

(b) The definition of “Borrowing Base Equalization Date” contained in Section 1.01 of the Original Credit Agreement is hereby amended to read in its entirety as follows:

“‘Borrowing Base Equalization Date’ means May 2, 2012.”

(c) Section 1.01 of the Original Credit Agreement shall be amended by adding the following definition in appropriate alphabetical order:

“‘Majority Lenders’ means, as of any date of determination, Lenders having more than 50% of the Aggregate Commitments or, if the commitment of each Lender to make Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 9.02, Lenders holding in the aggregate more than 50% of the Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations being deemed “held” by such Lender for purposes of this definition); provided that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Majority Lenders.”

FOURTH AMENDMENT TO CREDIT AGREEMENT – Page 4

(d) Clause (i) of the second sentence of Section 2.03(f) is hereby amended to read in its entirety as follows:

“(i) any action taken or omitted in connection herewith at the request or with the approval of Lenders or the Required Lenders or the Majority Lenders, as applicable;”

(e) Section 2.15(a)(i) is hereby amended to read in its entirety as follows:

“(i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Majority Lenders and Required Lenders.”

(f) Clause (i) of the penultimate paragraph of Section 10.03 of the Original Credit Agreement is hereby amended to read in its entirety as follows:

“(i) with the consent or at the request of the Majority Lenders or the Required Lenders, as applicable (or such other number or percentage of the Lenders as shall be necessary, or as Agent shall believe in good faith shall be necessary, under the circumstances provided in Sections 9.02 and 11.01),”

(g) Section 11.01(f) of the Original Credit Agreement is hereby amended to read in its entirety as follows:

“(f) change any provision of this Section or the definition of “Majority Lenders” or “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; or”

(h) The phrase “Required Lenders” shall be replaced with the phrase “Majority Lenders” in the following sections of the Original Credit Agreement:

Section 1.03(b)

Section 2.02(c)

Section 2.03(a)(ii)(A)

Section 2.03(i)

Section 2.07(b)(ii) and (iii)

Section 3.03

Section 5.02(d)

Section 6.18

Section 7.01

Section 7.02

Section 7.13

Section 9.02

Section 10.03(b)

Section 10.06

Section 10.10(a)

Section 10.10(b)

FOURTH AMENDMENT TO CREDIT AGREEMENT – Page 5

The opening paragraph of Section 11.01

The proviso following the lettered paragraphs of Section 11.01

Section 11.03

Section 11.14(iv)

4. Increase of Borrowing Base. As of the Effective Date, the Borrowing Base is hereby increased from $125,000,000 to $155,000,000 and the Monthly Reduction Amount is set at zero dollars. The Borrowing Base and Monthly Reduction Amount as modified shall remain in effect until adjusted again pursuant to the provisions of Article IV of the Credit Agreement.

5. Adjustment of Commitment Percentages of Lenders. The Borrowing Base has been increased to $155,000,000 per Section 4 of this Amendment. The New Lenders have become Lenders upon their execution of this Amendment. Accordingly, on the Effective Date, Schedule 2.01 to the Original Credit Agreement shall be replaced with Schedule 2.01 attached to this Amendment and the Commitments and Applicable Percentages held by each Lender shall be as follows:

(a) Amegy Bank National Association will have a Commitment of $40,000,000 (25.80645161% of the $155,000,000 Borrowing Base).

(b) The Bank of Nova Scotia will have a Commitment of $40,000,000 (25.80645161% of the $155,000,000 Borrowing Base).

(c) KeyBank National Association will have a Commitment of $30,000,000 (19.35483871% of the $155,000,000 Borrowing Base).

(d) Texas Capital Bank, N.A. will have a Commitment of $15,000,000 (9.67741935% of the $155,000,000 Borrowing Base).

(e) Credit Suisse will have a Commitment of $10,000,000 (6.45161290% of the $155,000,000 Borrowing Base).

(f) Deutsche Bank Trust Company Americas will have a Commitment of $10,000,000 (6.45161290% of the $155,000,000 Borrowing Base).

(g) Iberiabank will have a Commitment of $10,000,000 (6.45161290% of the $155,000,000 Borrowing Base).

6. New Notes. The New Lenders have become Lenders upon their execution of this Amendment, and, on the Effective Date, the Aggregate Commitments of all Lenders are now set forth on Schedule 2.01 attached to this Amendment. Accordingly, on the Effective Date, Borrower shall issue the following Notes:

(a) Borrower shall issue to Amegy Bank National Association a new Note (the “Amegy Replacement Note”), in the original principal sum of $90,322,581 (25.80645161% of $350,000,000) dated the Effective Date to replace the existing Note to Amegy Bank National Association in the amount of $98,000,000 dated October 31, 2011.

(b) Borrower shall issue to The Bank of Nova Scotia a new Note (the “Scotia Replacement Note”), in the original principal sum of $90,322,581 (25.80645161% of $350,000,000) dated the Effective Date to replace the existing Note to The Bank of Nova Scotia in the amount of $112,000,000 dated February 2, 2012.

FOURTH AMENDMENT TO CREDIT AGREEMENT – Page 6

(c) Borrower shall issue to KeyBank National Association a new Note (the “KeyBank Replacement Note”), in the original principal sum of $67,741,935 (19.35483871% of $350,000,000) dated the Effective Date to replace the existing Note to KeyBank National Association in the amount of $70,000,000 dated October 31, 2011.

(d) Borrower shall issue to Texas Capital Bank, N.A. a new Note (the “Texas Capital Replacement Note”), in the original principal sum of $33,870,968 (9.67741935% of $350,000,000) dated the Effective Date to replace the existing Note to Texas Capital Bank, N.A. in the amount of $28,000,000 dated February 2, 2012.

(e) Borrower shall issue to Credit Suisse a new Note (the “Credit Suisse Note”), in the original principal sum of $22,580,645 (6.45161290% of $350,000,000) dated the Effective Date.

(f) Borrower shall issue to Deutsche Bank Trust Company Americas a new Note (the “Deutsche Bank Trust Company Americas Note”), in the original principal sum of $22,580,645 (6.45161290% of $350,000,000) dated the Effective Date.

(g) Borrower shall issue to Iberiabank a new Note (the “Iberiabank Note”), in the original principal sum of $22,580,645 (6.45161290% of $350,000,000) dated the Effective Date.

7. Concerning the New Lenders.

(a) In connection herewith, each of the Existing Lenders irrevocably sells and assigns to each New Lender, and each New Lender, severally and not jointly, hereby irrevocably purchases and assumes from the Existing Lenders, as of the Effective Date, so much of each Existing Lender’s Commitment, outstanding Loans and participations in Letters of Credit, and rights and obligations in its capacity as a Lender under the Original Credit Agreement and any other documents or instruments delivered pursuant thereto (including without limitation any guaranties and, to the extent permitted to be assigned under applicable law, all claims (including without limitation contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity), suits, causes of action and any other right of any Existing Lender against any Person, whether known or unknown, arising under or in connection with the Original Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby), such that each Existing Lender’s and each New Lender’s Commitment, Applicable Percentage of the outstanding Loans and participations in Letters of Credit, and rights and obligations as a Lender shall be equal to its Applicable Percentage and Commitment set forth on Schedule 2.01. Each New Lender acknowledges and agrees that the sale and assignment, and purchase and assumption hereunder is without recourse to the Existing Lenders (or any other Lender) and without any warranties whatsoever by the Existing Lenders, any other Lender or the Administrative Agent.

(b) Upon the Effective Date, all Loans and participations in Letters of Credit of the Existing Lender outstanding immediately prior to the Effective Date shall be, and hereby are, restructured, rearranged, renewed, extended and continued as provided in this Amendment and shall continue as Loans and participations in Letters of Credit of each Existing Lender and each New Lender, respectively, under the Original Credit Agreement.

FOURTH AMENDMENT TO CREDIT AGREEMENT – Page 7

(c) Each New Lender represents and warrants to Administrative Agent as follows:

(i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to become a Lender under the Credit Agreement;

(ii) it has received a copy of the Original Credit Agreement, the most recent Reserve Report delivered pursuant to Section 7.02(d) thereof, and such title information and other documents and information as it has deemed appropriate to make its own credit analysis and decision to execute this Amendment and become a Lender under the Credit Agreement;

(iii) it has, independently and without reliance upon any Lender or any related party of Administrative Agent or any other Lender (an “Agent-Related Person”) and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated by the Credit Agreement, and made its own decision to enter into the Credit Agreement and to extend credit to Borrower and the other Loan Parties under the Credit Agreement;

(iv) it will, independently and without reliance upon any other Lender or any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, and other condition and creditworthiness of Borrower and the other Loan Parties;

(v) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and

(vi) it agrees to and accepts the amount of the current Borrowing Base set forth in this Amendment based upon its review and acceptance of the Reserve Report as of December 31, 2011, and certain due diligence materials and is satisfied with the title information with respect to the oil and gas reserves attributable to the Mortgaged Properties.

(d) Each New Lender acknowledges as follows:

(i) no Lender or any Agent-Related Person has made any representation or warranty to it, and no act by Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Lender or any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession;

FOURTH AMENDMENT TO CREDIT AGREEMENT – Page 8

(ii) except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent pursuant to the Credit Agreement, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person; and

(iii) on the Effective Date, subject to the satisfaction of the conditions to effectiveness set forth in Section 2 of this Amendment, it shall be deemed automatically to have become a party to the Credit Agreement and have all rights and obligations of a Lender under the Credit Agreement and the other Loan Documents as if it were an original Lender signatory thereto.

(e) On the Effective Date, each New Lender agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents applicable to the Lenders as if it were an original Lender signatory thereto (and expressly makes the appointment set forth in, and agrees to the obligations imposed under, Article X of the Credit Agreement).

8. Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) Borrower has full power and authority to execute the Modification Papers to which it is a party and such Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by Borrower thereof. In addition, Borrower represents that after giving effect to this Amendment, all representations and warranties contained in the Original Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality shall be true and correct without regard to such materiality standard) on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (or true and correct without regard to such materiality standard, as applicable) as of such earlier date.

9. No Further Amendments. Except as previously amended in writing or as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

10. Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent, L/C Issuer and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as amended hereby, and acknowledge and agree that the Original Credit Agreement, as amended hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement, as amended hereby, and under the other Loan Documents, are not impaired in any respect by this Amendment.

11. Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights that Administrative Agent now has or may have in the future under or in connection with the Original Credit Agreement and the other Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

FOURTH AMENDMENT TO CREDIT AGREEMENT – Page 9

12. Confirmation of Security. Borrower hereby confirms and agrees that all of the Collateral Documents that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.

13. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

14. Incorporation of Certain Provisions by Reference. The provisions of Section 11.15. of the Original Credit Agreement captioned “Governing Law, Jurisdiction; Etc.” and Section 11.16. of the Original Credit Agreement captioned “Waiver of Right to Trial by Jury” are incorporated herein by reference for all purposes.

15. Entirety, Etc. This Amendment, the other Modification Papers and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT, THE OTHER MODIFICATION PAPERS AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank. Signature pages follow.]

FOURTH AMENDMENT TO CREDIT AGREEMENT – Page 10

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER GULFPORT ENERGY CORPORATION

By:	/s/ Michael G. Moore
Name: Michael G. Moore Title: Senior Vice President, CFO, Secretary

FOURTH AMENDMENT TO CREDIT AGREEMENT – Signature Page S-1

ADMINISTRATIVE AGENT THE BANK OF NOVA SCOTIA, as Administrative Agent

By:	/s/ Marc Graham
Name: Marc Graham Title: Director

EXISTING LENDER THE BANK OF NOVA SCOTIA

By:	/s/ Marc Graham
Name: Marc Graham Title: Director

FOURTH AMENDMENT TO CREDIT AGREEMENT – Signature Page S-2

EXISTING LENDER AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Jill McSorley
Name: Jill McSorley Title: Vice President

FOURTH AMENDMENT TO CREDIT AGREEMENT – Signature Page S-3

EXISTING LENDER KEYBANK NATIONAL ASSOCIATION

By:	/s/ Craig Hanselman
Name: Craig Hanselman Title: Vice President

FOURTH AMENDMENT TO CREDIT AGREEMENT – Signature Page S-4

EXISTING LENDER TEXAS CAPITAL BANK, N.A.

By:	/s/ Chris D. Cowan
Name: Chris D. Cowan Title: EVP

FOURTH AMENDMENT TO CREDIT AGREEMENT – Signature Page S-5

NEW LENDER CREDIT SUISSE AG, Cayman Islands Branch

By:	/s/ Shaheen Malik
Name: Shaheen Malik Title: Vice President

By:	/s/ Michael Spaight
Name: Michael Spaight Title: Associate

FOURTH AMENDMENT TO CREDIT AGREEMENT – Signature Page S-6

NEW LENDER DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Courtney E. Meehan
Name: Courtney E. Meehan Title: Vice President

By:	/s/ Michael Getz
Name: Michael Getz Title: Vice President

FOURTH AMENDMENT TO CREDIT AGREEMENT – Signature Page S-7

NEW LENDER IBERIABANK

By:	/s/ W. Bryan Chapman
Name: W. Bryan Chapman Title: Executive Vice President

FOURTH AMENDMENT TO CREDIT AGREEMENT – Signature Page S-8

ANNEX A

Computation of Upfront Fees

(calculated based on Lenders’ Borrowing Base allocations)

Lender	Applicable Percentage %	“New Money” Commitments	“New Money” Fee bps	“New Money” Fee $

Scotiabank	25.80645161%	$0	65	$0

Amegy Bank	25.80645161%	$5,000,000	65	$32,500

KeyBank	19.35483871%	$5,000,000	65	$32,500

Texas Capital Bank	9.67741935%	$5,000,000	65	$32,500

Credit Suisse	6.45161290%	$10,000,000	65	$65,000

Deutsche Bank Trust Company Americas	6.45161290%	$10,000,000	65	$65,000

Iberiabank	6.45161290%	$10,000,000	65	$65,000

	100.000%	$45,000,000		$292,500

ANNEX A – Solo Page

SCHEDULE 2.01

Commitments and Applicable Percentages

Lender	Applicable Percentage	Commitment	Maximum Credit Amount

Amegy Bank National Association	25.80645161%	$40,000,000	$90,322,581

The Bank of Nova Scotia	25.80645161%	$40,000,000	$90,322,581

KeyBank National Association	19.35483871%	$30,000,000	$67,741,935

Texas Capital Bank, N.A.	9.67741935%	$15,000,000	$33,870,968

Credit Suisse	6.45161290%	$10,000,000	$22,580,645

Deutsche Bank Trust Company Americas	6.45161290%	$10,000,000	$22,580,645

Iberiabank	6.45161290%	$10,000,000	$22,580,645

TOTAL:	100.000000000%	$155,000,000	$350,000,000

SCHEDULE 2.01 – Solo Page